                                                                      EXHIBIT 99

                       Banc of American Securities [LOGO]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-H
$368,126,000 (approximate)

Classes 1-A-1, 1-A-2 and 2-A-1 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer

Bank of America [LOGO]

July 15, 2002

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          To Maturity
---------------------------------------------------------------------------------------------------
                                                  Est.   Est. Prin.  Expected           Expected
           Approx.     Interest-Principal Type     WAL     Window      Final            Ratings
Class     Size/(1)/                               (yrs)     (mos)    Maturity       (Moody's/Fitch)
Offered Certificates
--------------------
  1-A-1 $215,728,000   Variable - Pass-thru/(2)/  3.25     1 - 360   7/25/2032        Aaa/AAA
  1-A-2 $100,000,000   Variable - Pass-thru/(2)/  3.25     1 - 360   7/25/2032        Aaa/AAA
  2-A-1 $ 52,398,000   Variable - Pass-thru/(3)/  3.36     1 - 360   7/25/2032        Aaa/AAA
Not Offered Hereunder
---------------------
  B-1   $  4,358,000                                                              Aa2/Not Rated
  B-2   $  3,031,000                                                               A2/Not Rated
  B-3   $  1,516,000                                                              Baa2/Not Rated
  B-4   $    569,000                                                               Ba2/Not Rated
  B-5   $    379,000                                                                B2/Not Rated
  B-6   $ 947,647.52                                                            Not Rated/Not Rated
  A-PO       TBD       Principal Only/(4)/                                            Aaa/AAA
---------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to February 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of March 2007 and prior to July 2007, interest will accrue on the 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus [ ]% and for the 1-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to each such certificates. For each Distribution Date occurring in the month of February 2007 and prior to June 2007, interest will accrue on the 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) The Class A-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of two Components. The Class 1-A-PO and Class 2-A-PO are Principal Only Components and will not be entitled to distributions in respect of interest except as provided below. The Components are not severable. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Class 1-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the Class 2-A-PO Component at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 2
-------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  To The Rate Reset Date/(4)/
---------------------------------------------------------------------------------------------------
                                                        Est.   Est. Prin. Expected     Expected
                  Approx.    Interest-Principal Type    WAL       Window     Final       Ratings
   Class         Size/(1)/                              (yrs)     (mos)   Maturity  (Moody's/Fitch)

Offered Certificates
   1-A-1       $215,728,000  Variable - Pass-thru/(2)/  2.55      1 - 59  6/25/2007     Aaa/AAA
   1-A-2       $100,000,000  Variable - Pass-thru/(2)/  2.55      1 - 59  6/25/2007     Aaa/AAA
   2-A-1       $ 52,398,000  Variable - Pass-thru/(3)/  2.59      1 - 58  5/25/2007     Aaa/AAA
------------- -------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to February 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of March 2007 and prior to July 2007, interest will accrue on the 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus [ ]% and for the 1-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) For each Distribution Date occurring in the month of and prior to January 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to each such certificates. For each Distribution Date occurring in the month of February 2007 and prior to June 2007, interest will accrue on the 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) Assumes any outstanding principal balance on the Class 1-A-1 and Class 1-A-2 Certificates will be paid in full on the Distribution Date occurring in the month of June 2007 and assumes any outstanding principal balance on the Class 2-A-1 Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.

Banc of America Securities LLC                                                 3
----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                 Bank of America Mortgage Securities, Inc.
                             Mortgage Pass-Through Certificates, Series 2002-H

Lead Manager (Book Runner):  Banc of America Securities LLC

Co-Managers:                 Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:         Bank of America, N.A.

Trustee:                     The Bank of New York

Transaction Size:            $378,957,696

Securities Offered:          $215,728,000 Class 1-A-1 Certificates
                             $100,000,000 Class 1-A-2 Certificates
                             $ 52,398,000 Class 2-A-1 Certificates

Group 1 Collateral:          5/1 Hybrid ARM Residential Mortgage Loans: fully
                             amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:          5/1 Hybrid ARM Residential Mortgage Loans: one-to-
                             four family, residential first lien mortgage loans.
                             The Mortgage Loans are fixed rate, interest only for the first five years, followed by 25 years of fully, amortizing adjustable payments.

Rating Agencies:             Moody's Investor Service, Inc. and Fitch Ratings
                             (Senior Certificates) and Moody's Investor Service,
                             Inc. (Subordinate Certificates except for the Class B-6 Certificates)

Expected Pricing Date:       Week of July 15/th/, 2002

Expected Closing Date:       July 25, 2002

Collection Period:           The calendar month preceding the current
                             Distribution Date

Distribution Date:           25/th/ of each month, or the next succeeding
                             Business Date (First Payment Date: August 26, 2002)

Cut-Off Date:                July 1, 2002

Senior Certificates:         Class 1-A-1, 1-A-2, 2-A-1 and A-PO Component
                             Certificates (the "Class A Certificates").

Subordinate Certificates:    Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                             (the "Class B Certificates"). The Subordinate
                             Certificates are not offered hereunder.

Banc of America Securities LLC                                                 4
---------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1-A  Certificates and    Classes 1-A-1, 1-A-2 and Component: 1-A-PO
1-A-PO Component:

Group 2-A Certificates and     Class 2-A-1 and Component: 2-A-PO
Class 2-A-PO Component:

Day Count:                     30/360

Group 1 and Group 2            25% CPR
Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

Certificates:                  Original Certificate    Minimum      Incremental
                                      Form          Denominations  Denominations
                                      ----          -------------  -------------
   Class  1-A-1, 1-A-2 and         Book Entry          $ 1,000          $1
          2-A-1
   Class A-PO and                  Book Entry          $25,000          $1
   Class B Certificates

SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificate are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Certificates, except the Class B-4,
                               Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date ("Cut-
                               Off Date Pool Principal Balance")

Principal:                     Principal will be allocated to the certificates
                               according to the Priority of Distributions: The
                               Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                               Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio
                               Strip Principal Amount will generally be allocated to the Class 1-A-PO component. The
                               Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                               Certificates until their class balances have been reduced to zero. The Group 2 Ratio Stripped
                               Principal Amount will generally be allocated to the Class 2-A-PO component. The Subordinate
                               Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Senior Certificates of a Group (other than the Class A-PO Component of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Senior Certificates of the other
                               Group (other than the Class A-PO Component of such Group). (Please see the Priority of Distributions section.)

Banc of America Securities LLc                                                 5
--------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:         Interest will accrue on each class of Certificates
                          (other than the class A-PO certificates; interest will accrue on the Class 1-A-PO beginning in June 2007 and on the Class 2-A-PO beginning in May 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                          Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on July 1, 2002.
                          Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

Administrative Fee:       The Administrative Fees with respect to the Trust are
                          payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of
                          (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                          Fee") and (b) fees paid to the Trustee. The
                          Administrative Fees will accrue on the Stated
                          Principal Balance of each Mortgage Loan at a rate (the
                          "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee
                          Fee Rate. The Trustee Fee Rate will be 0.0040% per annum. In the month of and prior to the Distribution
                          Date in June 2007, the Servicing Fee Rate for Group 1
                          Mortgage Loans will be the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate;
                          provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and prior to the Distribution Date in May 2007, the Servicing Fee Rate for Group 2 Mortgage Loans will be the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee
                          Fee Rate; provided, however, that the Servicing Fee
                          Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. In the month of and after the Distribution Date in July 2007 for the Group
                          1 Mortgage Loans and June 2007 with respect to the Group 2 Mortgage Loans, the Servicing Fee Rate will equal 0.250% per annum for each related Mortgage Loan.

Adjusted Net WAC:         The Adjusted Net WAC of the Mortgage Loans of each
                          Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan Group, of (i) the Net
                          Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage
                          Loan of such Loan Group, of (i) the Non-Ratio Strip
                          Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

Banc of America Securities LLC                                                 6
---------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Pool                  The Group 1 Pool Distribution Amount with respect
Distribution Amount:          to any Group 1 Mortgage Loans on Amount: any
                              Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 1 Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 1 Mortgage Loans, by foreclosure or otherwise (collectively, "Group
                              1 Liquidation Proceeds"), during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related
                              Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Group 1 Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 1 Mortgage
                              Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Group 2 Pool                  The Group 2 Pool Distribution Amount with respect
Distribution Amount:          to any Group 2 Mortgage Loans on Amount: any
                              Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Group 2 Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Group 2 Mortgage Loans, by foreclosure or otherwise (collectively, "Group
                              2 Liquidation Proceeds"), during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related
                              Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Group 2 Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Group 2 Mortgage
                              Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Banc of America Securities LLC                                                 7
-------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Senior Percentage:      For any Distribution Date, immediately prior to
                                such date, (i) the aggregate principal balance of the Group 1-A Certificates (other than the Class 1-A-PO Component) divided by (ii) the aggregate principal balance of the Non-Ratio
                                Strip Percentage of the Group 1 Mortgage Loans.

Group 1 Subordinated            For any Distribution Date the percentage equal
Percentage:                     to 100% minus the Group 1 Senior Percentage for
                                such date.

Group 2 Senior Percentage:      For any Distribution Date, immediately prior to
                                such date, (i) the aggregate principal balance of the Group 2-A Certificates (other than the Class 2-A-PO Component) divided by (ii) the aggregate principal balance of the Non-Ratio
                                Strip Percentage of the Group 2 Mortgage Loans.

Group 2 Subordinated            For any Distribution Date the percentage equal
Percentage:                     to 100% minus the Group 2 Senior Percentage for
                                such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
-----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 and Group 2 Senior    For the following Distribution Dates, will be as
Prepayment Percentage:        follows:

                              Distribution Date       Senior Prepayment %
                              -----------------       -------------------
                              August 2002 through     100%;
                              July 2009

                              August 2009 through     the applicable Senior
                              July 2010               Percentage plus, 70% of
                                                      the applicable Subordinate
                                                      Percentage;

                              August 2010 through     the applicable Senior
                              July 2011               Percentage plus, 60% of
                                                      the applicable Subordinate
                                                      Percentage;

                              August 2011 through     the applicable Senior
                              July 2012               Percentage plus, 40% of
                                                      the applicable Subordinate
                                                      Percentage;

                              August 2012 through     the applicable Senior
                              July 2013               Percentage plus, 20% of
                                                      the applicable Subordinate
                                                      Percentage;

                              August 2013 and         the applicable Senior
                              thereafter              Percentage;

                              provided, however,

                              provided, however, (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Senior Certificates of Group 1 and Group 2 divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) for both Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date will equal 100%,
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
-----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                              (ii) if on any Distribution Date prior to the August 2005 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance ( Non-Ratio Strip Portion) for both Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 plus 50% of the Subordinate Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2 plus 50% of the Subordinate Percentage for Loan Group 2, and (iii) if on or after the August 2005 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 1 for such Distribution Date will equal the Senior Percentage for Loan Group 1 and the Senior Prepayment Percentage for Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 2.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date,
                              such Mortgage Loan's Mortgage Interest Rate
                              thereon on the first day of the month proceeding
                              the month of the related Distribution Date reduced
                              by the Servicing Fee Rate applicable to each
                              Mortgage Loan and the Trustee Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Discount Mortgage Loan:   Any Group 1 Mortgage Loan with a Net Mortgage
                                  Interest Rate on the closing date that is less than [ %] per annum.

Group 1 Premium Mortgage Loan:    Any Group 1 Mortgage Loan with a Net Mortgage
                                  Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Group 2 Discount Mortgage Loan:   Any Group 2 Mortgage Loan with a Net Mortgage
                                  Interest Rate on the closing date that is less than [ %] per annum.

Group 2 Premium Mortgage Loan:    Any Group 2 Mortgage Loan with a Net Mortgage
                                  Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:       As to any Group 1 Discount Mortgage Loan, a
                                  fraction (expressed as a percentage), the numerator of which is the Net Mortgage
                                  Interest Rate of such Group 1 Discount
                                  Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Group
                                  2 Discount Mortgage Loan, a fraction
                                  (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 2 Discount Mortgage Loan on the closing date and the denominator of which is [
                                  %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:           As to any Discount Mortgage Loan, 100% minus
                                  the Non-Ratio Strip Percentage for such
                                  Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

Group 1 Ratio Strip Principal     As to any Distribution Date, the sum of the
Amount:                           applicable Ratio Strip Percentage of (a) the
                                  principal portion of each Group 1 Monthly
                                  Payment (without giving effect to payments to certain reductions thereof due on each Group 1
                                  Mortgage Loan on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Group 1 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution
                                  Date, (c) any substitution adjustment payments in connection with any defective Group 1
                                  Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 1 Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 1 Mortgage Loan that became a liquidated
                                  Mortgage Loan during the calendar month
                                  preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 1 Mortgage Loan during the calendar month preceding the month of such Distribution
                                  Date with respect to such Group 1 Mortgage
                                  Loan and (f) all Principal Prepayments on
                                  Group 1 Mortgage Loans received during the calendar month preceding the month of such Distribution.

--------------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 2 Ratio Strip Principal     As to any Distribution Date, the sum of the
Amount:                           applicable Ratio Strip Percentage of (a) the
                                  principal portion of each Group 2 Monthly
                                  Payment (without giving effect to payments to certain reductions thereof due on each Group 2
                                  Mortgage Loan on the related Due Date, (b) the
                                  Stated Principal Balance, as of the date of repurchase, of each Group 2 Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the pooling and Servicing Agreement as of such Distribution
                                  Date, (c) any substitution adjustment payments in connection with any defective Group 2
                                  Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Group 2 Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Group 2 Mortgage Loan that became a liquidated
                                  Mortgage Loan during the calendar month
                                  preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Group 2 Mortgage Loan during the calendar month preceding the month of such Distribution
                                  Date with respect to such Group 2 Mortgage
                                  Loan and (f) all Principal Prepayments on
                                  Group 2 Mortgage Loans received during the calendar month preceding the month of such Distribution

Group 1 Senior Principal          As to any Distribution Date, the sum of (i)
Distribution Amount:              the Group 1 Senior Percentage of the
                                  applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1 Ratio Strip
                                  Principal Amount" for such Distribution Date and (ii) the Group 1 Senior Prepayment
                                  Percentage of the applicable Non-Ratio Strip
                                  Percentage of the amounts described in clauses
                                  (e) and (f) of the definition of "Group 1
                                  Ratio Strip Principal Amount" for such
                                  Distribution Date subject to certain
                                  reductions due to losses.

Group 2 Senior Principal          As to any Distribution Date, the sum of (i)
Distribution Amount:              the Group 2 Senior Percentage of the
                                  applicable Non-Ratio Strip Percentage of all
                                  amounts described in clauses (a) through (d)
                                  of the definition of "Group 2 Ratio Strip
                                  Principal Amount" for such Distribution Date
                                  and (ii) the Group 2 Senior Prepayment
                                  Percentage of the applicable Non-Ratio Strip
                                  Percentage of the amounts described in clauses
                                  (e) and (f) of the definition of "Group 2
                                  Ratio Strip Principal Amount" for such
                                  Distribution Date subject to certain
                                  reductions due to losses.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Preliminary Summary of Terms
--------------------------------------------------------------------------------

Subordinate Principal        With respect to any Distribution Date, an amount
Distribution Amount:         equal to the sum of: (A) (i) the Group 1
                             Subordinate Percentage of the applicable Group 1
                             Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group 1 Ratio Strip Principal Amount" for such
                             Distribution Date and (ii) the Group 1 Subordinate
                             Prepayment Percentage of the applicable Group 1
                             Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group
                             1 Ratio Strip Principal Amount" for such
                             Distribution Date subject to certain reductions due to losses and (B) the Group 2 Subordinate
                             Percentage of the applicable Group 2 Non-Ratio
                             Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Group
                             2 Ratio Strip Principal Amount" for such
                             Distribution Date and (ii) the Group 2 Subordinate
                             Prepayment Percentage of the applicable Group 2
                             Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Group
                             2 Ratio Strip Principal Amount" for such
                             Distribution Date subject to certain reductions due to losses.

Class 1-A-PO Deferred        As to any Distribution Date prior to the Senior
Amount:                      Credit Support Depletion Date, the aggregate of the
                             applicable Ratio Strip Percentage of each Realized
                             Loss to be allocated to the Class 1-A-PO Component on such Distribution Date or previously allocated to the Class 1-A-PO Component and not yet distributed to the Class 1-A-PO Component. Class
                             1-A-PO Deferred Amounts will be payable to the holders of the Class 1-A-PO Component from amounts otherwise distributable as principal to the Subordinated Certificates, in reverse order of priority beginning with the Class B-6 Certificates.

Class 2-A-PO Deferred        As to any Distribution Date prior to the Senior
Amount:                      Credit Support Depletion Date, the aggregate of the
                             applicable Ratio Strip Percentage of each Realized
                             Loss to be allocated to the Class 2-A-PO Component on such Distribution Date or previously allocated to the Class 2-A-PO Component and not yet distributed to the Class 2-A-PO Component. Class
                             2-A-PO Deferred Amounts will be payable to the holders of the Class 2-A-PO Component from amounts otherwise distributable as principal to the Subordinated Certificates, in reverse order of priority beginning with the Class B-6 Certificates.

--------------------------------------------------------------------------------






Banc of America Securities LLC
----------------------------------------------------------------------------- 13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
Credit support for the Offered Certificates is provided by subordination and under certain circumstances, distributions that would otherwise be made on the Subordinate Certificates may be made on Senior Certificates other than the Class A-PO component of a group instead. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-PO Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-PO Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                            -------------------------
                                     Class A
                             (Credit Support 2.85%)
                            -------------------------
                                    Class B-1
                             (Credit Support 1.70%)
                            -------------------------
                                    Class B-2
                             (Credit Support 0.90%)
               Priority of  -------------------------      Order of
                 Payment            Class B-3                Loss
                             (Credit Support 0.50%)       Allocation
                            -------------------------
                                    Class B-4
                             (Credit Support 0.35%)
                            -------------------------
                                    Class B-5
                             (Credit Support 0.25%)
                            -------------------------
                                    Class B-6
                             (Credit Support 0.00%)
                            -------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

  Group 1 Pool Distribution Amount         Group 2 Pool Distribution Amount
  -------------------------------------  --------------------------------------
      First, to the Trustee                   First, to the Trustee
  -------------------------------------  --------------------------------------

  -------------------------------------  --------------------------------------
   Second, to Group 1-A Certificates       Second, to Group 2-A Certificates
  and Class 1-A-PO Component to pay         Class 2-A-PO Component to pay
              Interest                                 Interest
  -------------------------------------  --------------------------------------

  -------------------------------------  --------------------------------------
   Third, to Class 1-A-1, 1-A-2 and        Third, to Class 2-A-1 and Class
    Class 1-A-PO Component to pay          2-A-PO Component to pay Principal
           Principal
  -------------------------------------  --------------------------------------

  -------------------------------------  --------------------------------------
 Fourth, to Class 1-A-PO Component to     Fourth, to Class 2-A-PO Component to
   pay any applicable Class 1-A-PO          pay any applicable Class 2-A-PO
    Component Deferred Amounts                Component Deferred Amounts
  -------------------------------------  --------------------------------------

                     --------------------------------------

 -------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates, subject to any payments to the Class A Certificates due to cross-collateralization, to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1, until each class balance is zero
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
            Sixth, to the residual certificate, any remaining amounts
 -------------------------------------------------------------------------------


Banc of America Securities LLC
----------------------------------------------------------------------------- 14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

      -------------------------------------------------------------------------
       BoAMS 2002-H $368,126,000 (approximate)
      -------------------------------------------------------------------------


                            Bond Summary to Maturity

1-A-1
-----------------------------------------------------------------------------------------------------
  CPR                                     5%       15%      20%      25%      30%      40%      50%
-----------------------------------------------------------------------------------------------------
  Yield at 100-00                       4.231     4.234    4.228    4.218    4.205    4.168    4.118
  Average Life (Years)                 11.146     5.350    4.090    3.251    2.660    1.888    1.408
  Modified Duration                     7.912     4.321    3.436    2.812    2.351    1.721    1.309
  First Principal Payment Date         8/25/02   8/25/02  8/25/02  8/25/02  8/25/02  8/25/02  8/25/02
  Last Principal Payment Date          7/25/32   7/25/32  7/25/32  7/25/32  7/25/32  7/25/32  7/25/32
  Principal Payment Window (Months)       360       360      360      360      360      360      360

1-A-2
-----------------------------------------------------------------------------------------------------
  CPR                                     5%       15%      20%      25%      30%      40%      50%
-----------------------------------------------------------------------------------------------------
  Yield at 101-00                       4.390     4.409    4.389    4.351    4.296    4.138    3.922
  Average Life (Years)                 11.146     5.350    4.090    3.251    2.660    1.888    1.408
  Modified Duration                     7.711     4.248    3.392    2.786    2.337    1.719    1.312
  First Principal Payment Date         8/25/02   8/25/02  8/25/02  8/25/02  8/25/02  8/25/02  8/25/02
  Last Principal Payment Date          7/25/32   7/25/32  7/25/32  7/25/32  7/25/32  7/25/32  7/25/32
  Principal Payment Window (Months)       360       360      360      360      360      360      360

2-A-1
-----------------------------------------------------------------------------------------------------
  CPR                                     5%       15%      20%      25%      30%      40%      50%
-----------------------------------------------------------------------------------------------------
  Yield at 101-00                       4.362     4.377    4.358    4.320    4.266    4.112    3.898
  Average Life (Years)                 11.788     5.593    4.253    3.364    2.740    1.932    1.432
  Modified Duration                     8.138     4.430    3.519    2.878    2.404    1.756    1.334
  First Principal Payment Date         8/25/02   8/25/02  8/25/02  8/25/02  8/25/02  8/25/02  8/25/02
  Last Principal Payment Date          7/25/32   7/25/32  7/25/32  7/25/32  7/25/32  7/25/32  7/25/32
  Principal Payment Window (Months)       360       360      360      360      360      360      360




Banc of America Securities LLC
----------------------------------------------------------------------------- 15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

                                        Bond Summary to Rate Reset Date/(1)(2)/

1-A-1
---------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%        20%         25%        30%         40%        50%
---------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.262       4.241      4.229       4.215      4.199       4.162      4.114
  Average Life (Years)                     4.207       3.274      2.890       2.551      2.250       1.753      1.368
  Modified Duration                        3.743       2.943      2.612       2.318      2.057       1.620      1.278
  First Principal Payment Date           8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date            6/25/07     6/25/07    6/25/07     6/25/07    6/25/07     6/25/07    6/25/07
  Principal Payment Window (Months)           59          59         59          59         59          59         59

1-A-2
---------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%        20%         25%        30%         40%        50%
---------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.593       4.497      4.440       4.376      4.303       4.131      3.914
  Average Life (Years)                     4.207       3.274      2.890       2.551      2.250       1.753      1.368
  Modified Duration                        3.696       2.916      2.592       2.305      2.048       1.619      1.281
  First Principal Payment Date           8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date            6/25/07     6/25/07    6/25/07     6/25/07    6/25/07     6/25/07    6/25/07
  Principal Payment Window (Months)           59          59         59          59         59          59         59

2-A-1
---------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%        20%         25%        30%         40%        50%
---------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.559       4.465      4.409       4.346      4.274       4.104      3.889
  Average Life (Years)                     4.274       3.328      2.938       2.593      2.287       1.780      1.386
  Modified Duration                        3.759       2.967      2.637       2.344      2.082       1.644      1.299
  First Principal Payment Date           8/25/02     8/25/02    8/25/02     8/25/02    8/25/02     8/25/02    8/25/02
  Last Principal Payment Date            5/25/07     5/25/07    5/25/07     5/25/07    5/25/07     5/25/07    5/25/07
  Principal Payment Window (Months)           58          58         58          58         58          58         58

    (1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007.
    (2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.

Banc of America Securities LLC
--------------------------------------------------------------------------   16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

----------------------------------------------------------------------------------------------------------
                                                            Collateral Summary     Range (if applicable)
                                                            ------------------     ---------------------
Total Outstanding Loan Balance                                 $325,022,333
Total Number of Loans                                                   634
Average Loan Principal Balance                                     $512,654        $305,000 to $1,000,000
WA Gross Coupon                                                       6.077%             4.625% to 6.875%
WA FICO                                                                 741                   612 to 819
WA Original Term (mos.)                                                 358                   120 to 360
WA Remaining Term (mos.)                                                358                   120 to 360
WA OLTV                                                               67.47%             16.23% to 95.00%
WA Months to First Adjustment Date                                       60                     55 to 60
WA Gross Margin                                                       2.250%
WA Rate Ceiling                                                      11.077%            9.625% to 11.875%
Geographic Concentration of  Mortgaged Properties (Top         CA     78.41%
5 States) based on the Aggregate Stated Principal              IL      2.79%
Balance                                                        FL      2.48%
                                                               CO      2.28%
                                                               GA      2.00%
----------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
-------------------------------------------------------------------------     17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans(1)

--------------------------------------------------------------------------------
                                          Aggregate                   % of
                         Number Of     Stated Principal            Cutoff Date
                          Mortgage      Balance as of             Pool Principal
          Occupancy         Loans        Cutoff Date                  Balance
--------------------------------------------------------------------------------
Primary                      593        $304,562,267.51               93.71%
Secondary                     33          17,396,921.13                5.35
Investor                       8           3,063,144.35                0.94
--------------------------------------------------------------------------------
          Total:             634        $325,022,332.99              100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                           Aggregate                % of
                         Number Of     Stated Principal            Cutoff Date
                          Mortgage       Balance as of            Pool Principal
        Property Type       Loans          Cutoff Date                 Balance
--------------------------------------------------------------------------------
Single Family                  427          $223,581,496.07          68.79%
PUD Detach                     133            68,212,379.37          20.99
Condominium                     56            25,527,719.91           7.85
PUD Attach                      12             4,719,498.00           1.45
2-Family                         3             1,465,000.00           0.45
3-Family                         2             1,129,439.64           0.35
Townhouse                        1               386,800.00           0.12
--------------------------------------------------------------------------------
           Total:              634          $325,022,332.99         100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                          Aggregate                    % of
                         Number Of      Stated Principal           Cutoff Date
                          Mortgage     Balance as of              Pool Principal
           Purpose          Loans       Cutoff Date                  Balance
--------------------------------------------------------------------------------
Refinance-Rate/Term            261          $147,457,224.64          45.37%
Purchase                       293           140,466,530.25          43.22
Refinance-Cashout               80            37,098,578.10          11.41
--------------------------------------------------------------------------------
           Total:              634          $325,022,332.99         100.00%
================================================================================


Banc of America Securities LLC
---------------------------------------------------------------------------  18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
-------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------
                                        Aggregate              % of
                         Number Of   Stated Principal      Cutoff Date
                         Mortgage     Balance as of       Pool Principal
    Geographic Area       Loans         Cutoff Date          Balance
-------------------------------------------------------------------------
California                488         $254,837,531.44          78.41%
Illinois                   17            9,066,325.61           2.79
Florida                    18            8,048,341.34           2.48
Colorado                   14            7,401,372.16           2.28
Georgia                    13            6,488,155.69           2.00
Arizona                     9            4,346,000.00           1.34
South Carolina              8            3,582,527.16           1.10
Maryland                    7            3,422,921.46           1.05
North Carolina              7            3,252,581.51           1.00
District of Columbia        7            3,146,976.24           0.97
Virginia                    8            3,000,843.94           0.92
Washington                  7            2,635,330.71           0.81
Texas                       5            1,972,447.81           0.61
Massachusetts               3            1,566,297.68           0.48
New York                    2            1,418,955.94           0.44
Minnesota                   3            1,386,305.85           0.43
New Jersey                  2            1,336,000.00           0.41
Connecticut                 2            1,100,417.62           0.34
Wyoming                     2            1,032,000.00           0.32
Hawaii                      2              968,000.00           0.30
Indiana                     1              928,000.00           0.29
Nevada                      2              895,700.00           0.28
New Mexico                  1              894,000.00           0.28
Kansas                      2              688,475.83           0.21
Missouri                    1              500,000.00           0.15
Tennessee                   1              400,000.00           0.12
Vermont                     1              359,600.00           0.11
Iowa                        1              347,225.00           0.11
-------------------------------------------------------------------------
Total:                    634         $325,022,332.99         100.00%
=========================================================================

(1) As of the Cut-Off Date, no more than approximately 2.08% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
---------------------------------------------------------------------------- 19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate               % of
                             Number Of   Stated Principal        Cutoff Date
Current Mortgage Loan         Mortgage     Balance as of        Pool Principal
Principal Balances ($)         Loans        Cutoff Date            Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00               93          $30,806,293.50        9.48%
350,000.01 - 400,000.00              122           46,048,409.92       14.17
400,000.01 - 450,000.00               76           32,335,998.21        9.95
450,000.01 - 500,000.00               84           40,272,362.63       12.39
500,000.01 - 550,000.00               56           29,478,754.33        9.07
550,000.01 - 600,000.00               57           33,095,403.89       10.18
600,000.01 - 650,000.00               38           23,866,252.82        7.34
650,000.01 - 700,000.00               19           12,930,375.40        3.98
700,000.01 - 750,000.00               32           23,448,431.84        7.21
750,000.01 - 800,000.00                8            6,276,426.24        1.93
800,000.01 - 850,000.00                7            5,881,300.00        1.81
850,000.01 - 900,000.00                7            6,265,184.94        1.93
900,000.01 - 950,000.00                6            5,610,258.70        1.73
950,000.01 - 1,000,000.00             29           28,706,880.57        8.83
--------------------------------------------------------------------------------
           Total:                    634         $325,022,332.99      100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $512,654.

Banc of America Securities LLC
--------------------------------------------------------------------------   20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximate)

--------------------------------------------------------------------------------

           Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                                 Aggregate            % of
                                  Number Of   Stated Principal    Cutoff Date
                                   Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)   Loans        Cutoff Date         Balance

--------------------------------------------------------------------------------
15.01 - 20.00                             5      $3,799,000.00            1.17%
20.01 - 25.00                             8       4,830,904.73            1.49
25.01 - 30.00                             9       5,644,009.68            1.74
30.01 - 35.00                             6       3,566,497.07            1.10
35.01 - 40.00                            16      10,265,300.73            3.16
40.01 - 45.00                             8       5,703,332.00            1.75
45.01 - 50.00                            27      15,452,378.50            4.75
50.01 - 55.00                            30      16,536,672.00            5.09
55.01 - 60.00                            38      20,581,048.82            6.33
60.01 - 65.00                            48      24,221,413.69            7.45
65.01 - 70.00                            66      38,661,451.43           11.90
70.01 - 75.00                            52      29,230,164.69            8.99
75.01 - 80.00                           297     137,680,092.88           42.36
80.01 - 85.00                             2         739,322.31            0.23
85.01 - 90.00                            13       4,973,490.55            1.53
90.01 - 95.00                             9       3,137,253.91            0.97
-------------------------------------------------------------------------------
                Total:                  634    $325,022,332.99          100.00%
===============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.47%.

Banc of America Securities LLC
------------------------------------------------------------------------      21
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2002-H $368,126,000 (approximately)

--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                              Number Of   Stated Principal       Cutoff Date
                              Mortgage     Balance as of       Pool Principal
Mortgage Interest Rates (%)    Loans       Cutoff Date             Balance
--------------------------------------------------------------------------------
less than 5.000                       5     $2,603,175.66               0.80%
5.001 - 5.250                         5      2,721,199.73               0.84
5.251 - 5.500                        11      4,864,161.96               1.50
5.501 - 5.750                        48     25,272,485.32               7.78
5.751 - 6.000                       246    126,067,668.72              38.79
6.001 - 6.250                       203    105,032,984.56              32.32
6.251 - 6.500                        96     49,251,393.15              15.15
6.501 - 6.750                        16      7,315,799.69               2.25
6.751 - 7.000                         4      1,893,464.20               0.58
--------------------------------------------------------------------------------
             Total:                 634   $325,022,332.99             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.077%.

                  Gross Margins of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                             Aggregate               % of
                              Number Of   Stated Principal       Cutoff Date
                               Mortgage     Balance as of       Pool Principal
         Gross Margins           Loans       Cutoff Date             Balance
--------------------------------------------------------------------------------
             2.250%                 634   $325,022,332.99             100.00%
--------------------------------------------------------------------------------
             Total:                 634   $325,022,332.99             100.00%
================================================================================

Banc of America Securities LLC
----------------------------------------------------------------------------  22
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------


                 Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                       Number Of        Stated Principal        Cutoff Date
        Maximum Lifetime                Mortgage         Balance as of        Pool Principal
    Mortgage Interest Rates (%)          Loans           Cutoff Date             Balance
----------------------------------------------------------------------------------------------
9.501 - 9.750                                     3       $  1,571,121.66                0.48%
9.751 - 10.000                                    2          1,032,054.00                0.32
10.001 - 10.250                                   5          2,721,199.73                0.84
10.251 - 10.500                                  11          4,864,161.96                1.50
10.501 - 10.750                                  48         25,272,485.32                7.78
10.751 - 11.000                                 246        126,067,668.72               38.79
11.001 - 11.250                                 203        105,032,984.56               32.32
11.251 - 11.500                                  96         49,251,393.15               15.15
11.501 - 11.750                                  16          7,315,799.69                2.25
11.751 - 12.000                                   4          1,893,464.20                0.58
----------------------------------------------------------------------------------------------
              Total:                            634       $325,022,332.99              100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.077%.


             First Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                         Aggregate              % of
                                       Number Of      Stated Principal       Cutoff Date
                                       Mortgage        Balance as of       Pool Principal
         First Adjustment Date          Loans          Cutoff Date             Balance
----------------------------------------------------------------------------------------------
February 1, 2007                                  1     $    360,136.44                 0.11%
June 1, 2007                                    145       72,781,485.84                22.39
July 1, 2007                                    488      251,880,710.71                77.50
----------------------------------------------------------------------------------------------
              Total:                            634     $325,022,332.99               100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 60 months.


Banc of America Securities LLC
----------------------------------------------------------------------------- 23
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------


                Remaining Terms of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                   Aggregate                    % of
                               Number Of        Stated Principal             Cutoff Date
                               Mortgage           Balance as of             Pool Principal
Remaining Term (Months)         Loans             Cutoff Date                   Balance
-----------------------------------------------------------------------------------------------
101 - 120                              1              $    640,000.00                     0.20%
161 - 180                              4                 2,225,057.24                     0.68
281 - 300                              1                   492,000.00                     0.15
341 - 360                            628               321,665,275.75                    98.97
-----------------------------------------------------------------------------------------------
           Total:                    634              $325,022,332.99                   100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.



         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                  Aggregate                    % of
                              Number Of        Stated Principal             Cutoff Date
                              Mortgage          Balance as of             Pool Principal
         Credit Scores         Loans             Cutoff Date                  Balance
-----------------------------------------------------------------------------------------------
801 - 850                             16              $  8,794,928.05                     2.71%
751 - 800                            276               143,030,726.27                    44.01
701 - 750                            230               117,141,645.84                    36.04
651 - 700                             87                44,084,137.17                    13.56
601 - 650                             22                10,804,442.60                     3.32
Not Available                          3                 1,166,453.06                     0.36
-----------------------------------------------------------------------------------------------
           Total:                    634              $325,022,332.99                   100.00%
===============================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC
----------------------------------------------------------------------------  24
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
B0AMS 2002-H $368,126,00 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One Year LIBOR Hybrid ARM residential mortgage loans which are one-to-four family, residential first lien mortgage loans. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing adjustable payments, tied to the One Year LIBOR. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the note date or the anniversary of the note date) during the first 36 months of the loan term.

Approximately 3.44% of the Group 2 Mortgage Loans, which are Convertible Mortgage Loans, had mortgage interest rates that may be converted to fixed interest rates at the option of the mortgagor on the first, second or third Adjustment Date. Upon the conversion to a fixed interest rate, the Depositor will be required by the Pooling Agreement to repurchase any such Convertible Mortgage Loans.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                      $53,935,363.32
Total Number of Loans                                                          103
Average Loan Principal Balance                                      $      523,644       $304,980 to $1,000,000
WA Gross Coupon                                                              6.329%             5.750% to 7.125%
WA FICO                                                                        729                   626 to 806
WA Original Term (mos.)                                                        360                   360 to 360
WA Remaining Term (mos.)                                                       359                   354 to 360
WA OLTV                                                                      65.71%             18.58% to 95.00%
WA Months to First Adjustment Date                                              59                     54 to 60
WA Gross Margin                                                              2.250%

--------------------------------------------------------------------------------



Banc of America Securities LLC
----------------------------------------------------------------------------- 25
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
WA Rate Ceiling                                                 11.329%   10.750% to 12.125%

Convertible Loans as a Percentage of the Total                    3.44%
Outstanding Loan Balance

Geographic Concentration of  Mortgaged                   CA      70.33%
Properties (Top 5 States) based on the Aggregate         MN       5.85%
Stated Principal Balance                                 TX       3.64%
                                                         FL       3.05%
                                                         WA       2.86%
-----------------------------------------------------------------------------------------------

Banc of America Securities LLC
---------------------------------------------------------------------------   26
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

 Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                          Number         Aggregate                   % of
                            Of        Stated Principal            Cutoff Date
                         Mortgage     Balance as of              Pool Principal
          Occupancy        Loans        Cutoff Date                 Balance
--------------------------------------------------------------------------------
Primary                          97             $51,517,363.32          95.52%
Secondary                         6               2,418,000.00           4.48
--------------------------------------------------------------------------------
           Total:               103             $53,935,363.32         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                % of
                          Number Of      Stated Principal         Cutoff Date
                           Mortgage       Balance as of          Pool Principal
        Property Type       Loans          Cutoff Date               Balance
--------------------------------------------------------------------------------
Single Family                     70           $38,879,795.54            72.09%
PUD Detach                        18             8,578,046.47            15.90
Condominium                       12             5,216,721.31             9.67
PUD Attach                         3             1,260,800.00             2.34
--------------------------------------------------------------------------------
           Total:                103           $53,935,363.32           100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                % of
                          Number Of      Stated Principal         Cutoff Date
                           Mortgage       Balance as of          Pool Principal
        Purpose             Loans          Cutoff Date               Balance
--------------------------------------------------------------------------------
Purchase                         59            $28,245,984.82            52.37%
Refinance-Rate/Term              34             20,443,390.50            37.90
Refinance-Cash-Out               10              5,245,988.00             9.73
--------------------------------------------------------------------------------
           Total:               103            $53,935,363.32           100.00%
================================================================================

Banc of America Securities LLC
---------------------------------------------------------------------------   27
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cutoff Date
                              Mortgage          Balance as of     Pool Principal
       Geographic Area          Loans            Cutoff Date         Balance
--------------------------------------------------------------------------------
California                               73        $37,934,724.35       70.33%
Minnesota                                 5          3,153,000.00        5.85
Texas                                     3          1,961,400.00        3.64
Florida                                   4          1,645,616.01        3.05
Washington                                3          1,543,508.00        2.86
New Mexico                                2          1,250,000.00        2.32
Virginia                                  2          1,191,920.00        2.21
Illinois                                  2            941,000.00        1.74
Connecticut                               1            910,000.00        1.69
Georgia                                   2            795,000.00        1.47
Nevada                                    1            654,358.96        1.21
Maryland                                  1            450,000.00        0.83
Pennsylvania                              1            439,736.00        0.82
Massachusetts                             1            397,100.00        0.74
Kansas                                    1            340,000.00        0.63
Arizona                                   1            328,000.00        0.61
--------------------------------------------------------------------------------
          Total:                        103        $53,935,363.32      100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 3.50% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------    28

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                              Number Of       Stated Principal     Cutoff Date
Current Mortgage Loan          Mortgage         Balance as of     Pool Principal
Principal Balances ($)          Loans            Cutoff Date         Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00                 18       $ 5,978,026.00           11.08%
350,000.01 - 400,000.00                 20         7,452,120.01           13.82
400,000.01 - 450,000.00                 10         4,312,687.49            8.00
450,000.01 - 500,000.00                 14         6,712,371.31           12.45
500,000.01 - 550,000.00                  3         1,585,000.00            2.94
550,000.01 - 600,000.00                  9         5,264,160.01            9.76
600,000.01 - 650,000.00                  7         4,410,608.01            8.18
650,000.01 - 700,000.00                  3         2,040,358.96            3.78
700,000.01 - 750,000.00                  3         2,229,250.00            4.13
750,000.01 - 800,000.00                  4         3,177,367.10            5.89
800,000.01 - 850,000.00                  4         3,308,750.00            6.13
850,000.01 - 900,000.00                  2         1,780,164.43            3.30
900,000.01 - 950,000.00                  3         2,757,500.00            5.11
950,000.01 - 1,000,000.00                3         2,927,000.00            5.43
--------------------------------------------------------------------------------
             Total:                    103       $53,935,363.32          100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $523,644.

Banc of America Securities LLC
---------------------------------------------------------------------------   29

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                   Number Of    Stated Principal   Cutoff Date
                                    Mortgage      Balance as of   Pool Principal
Original Loan-To-Value Ratios (%)    Loans         Cutoff Date       Balance
--------------------------------------------------------------------------------
15.01 - 20.00                                3      $ 1,453,000.00        2.69%
20.01 - 25.00                                1          800,000.00        1.48
25.01 - 30.00                                4        2,096,000.00        3.89
30.01 - 35.00                                2        1,340,000.00        2.48
35.01 - 40.00                                3        1,825,000.00        3.38
40.01 - 45.00                                1          910,000.00        1.69
45.01 - 50.00                                5        3,524,358.96        6.53
50.01 - 55.00                                1          400,000.00        0.74
55.01 - 60.00                                4        2,468,500.00        4.58
60.01 - 65.00                                8        3,761,000.01        6.97
65.01 - 70.00                                7        4,314,008.00        8.00
70.01 - 75.00                               14        8,904,511.53       16.51
75.01 - 80.00                               47       21,005,683.33       38.95
85.01 - 90.00                                1          417,951.49        0.77
90.01 - 95.00                                2          715,350.00        1.33
--------------------------------------------------------------------------------
              Total:                       103      $53,935,363.32      100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 65.71%.

Banc of America Securities LLC
----------------------------------------------------------------------------  30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate             % of
                              Number Of    Stated Principal     Cutoff Date
                               Mortgage      Balance as of     Pool Principal
Mortgage Interest Rates (%)     Loans        Cutoff Date          Balance
================================================================================
5.501 - 5.750                          3      $ 2,128,920.00             3.95%
5.751 - 6.000                         19        9,621,483.31            17.84
6.001 - 6.250                         33       16,178,718.03            30.00
6.251 - 6.500                         26       14,047,618.59            26.05
6.501 - 6.750                         13        7,388,338.96            13.70
6.751 - 7.000                          7        3,612,084.43             6.70
7.001 - 7.250                          2          958,200.00             1.78
--------------------------------------------------------------------------------
            Total:                   103      $53,935,363.32           100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.329%.



                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate             % of
                              Number Of    Stated Principal      Cutoff Date
                               Mortgage      Balance as of     Pool Principal
       Gross Margins            Loans        Cutoff Date             Balance
================================================================================
            2.250%                   103      $53,935,363.32           100.00%
--------------------------------------------------------------------------------
            Total:                   103      $53,935,363.32           100.00%
================================================================================




Banc of America Securities LLC                                                31
-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

                        Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                  Aggregate             % of
                                 Number Of    Stated Principal      Cutoff Date
        Maximum Lifetime         Mortgage       Balance as of     Pool Principal
    Mortgage Interest Rates (%)   Loans         Cutoff Date          Balance
--------------------------------------------------------------------------------
10.501 - 10.750                          3     $ 2,128,920.00             3.95%
10.751 - 11.000                         19       9,621,483.31            17.84
11.001 - 11.250                         33      16,178,718.03            30.00
11.251 - 11.500                         26      14,047,618.59            26.05
11.501 - 11.750                         13       7,388,338.96            13.70
11.751 - 12.000                          7       3,612,084.43             6.70
12.001 - 12.250                          2         958,200.00             1.78
--------------------------------------------------------------------------------
              Total:                   103     $53,935,363.32           100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.329%.

             First Adjustment Date of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                                  Aggregate             % of
                                 Number Of     Stated Principal     Cutoff Date
                                 Mortgage       Balance as of     Pool Principal
    First Adjustment Date         Loans          Cutoff Date          Balance
--------------------------------------------------------------------------------
January 1, 2007                          1     $   790,000.00             1.46%
April 1, 2007                           10       4,970,372.81             9.22
May 1, 2007                             37      19,830,608.51            36.77
June 1, 2007                            36      19,642,986.00            36.42
July 1, 2007                            19       8,701,396.00            16.13
--------------------------------------------------------------------------------
              Total:                   103     $53,935,363.32           100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.






Banc of America Securities LLC                                                32
-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

   -----------------------------------------------------------------------------
    BoAMS 2002-H $368,126,000 (approximate)
   -----------------------------------------------------------------------------


                Remaining Terms of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                         Aggregate              % of
                          Number Of   Stated Principal        Cutoff Date
                          Mortgage      Balance as of         Pool Principal
Remaining Term (Months)    Loans         Cutoff Date             Balance
--------------------------------------------------------------------------------
354 - 360                       103         $53,935,363.32               100.00%
--------------------------------------------------------------------------------
          Total:                103         $53,935,363.32               100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                         Aggregate              % of
                          Number Of   Stated Principal        Cutoff Date
                          Mortgage      Balance as of         Pool Principal
    Credit Scores          Loans         Cutoff Date              Balance
--------------------------------------------------------------------------------
801 - 850                         1         $   600,000.00                 1.11%
751 - 800                        46          23,244,950.85                43.10
701 - 750                        33          18,269,797.51                33.87
651 - 700                        12           5,596,356.00                10.38
601 - 650                        11           6,224,258.96                11.54
--------------------------------------------------------------------------------
          Total:                103         $53,935,363.32               100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


          Convertible Mortgage Loans for the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------

                                         Aggregate                 % of
                          Number Of   Stated Principal          Cutoff Date
                          Mortgage      Balance as of         Pool Principal
    Convertible            Loans         Cutoff Date              Balance
--------------------------------------------------------------------------------
Non-convertible                 99          $52,080,423.31               96.56%
Convertible                      4            1,854,940.01                3.44
--------------------------------------------------------------------------------
          Total:               103          $53,935,363.32             100.00%
================================================================================





Banc of America Securities LLC                                                33
-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-H $368,126,000 (approximate)
--------------------------------------------------------------------------------

             Prepayment Penalties on the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate               % of
                           Number Of    Stated Principal         Cutoff Date
                           Mortgage       Balance as of         Pool Principal
Prepayment Penalties        Loans          Cutoff Date             Balance
--------------------------------------------------------------------------------
Prepayment Penalties            103       $53,935,363.32              100.00%
--------------------------------------------------------------------------------
          Total:                103       $53,935,363.32              100.00%
================================================================================

Banc of America Securities LLC                                                34
----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.